                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                        -----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT:  APRIL 30, 1997


                             GENERAL SCANNING INC.
            (Exact name of registrant as specified in its charter)

MASSACHUSETTS                     0-26646                    04-2445884
(State or other                (Commission File           (I.R.S. Employer
 jurisdiction of                Number)                 Identification Number)
 incorporation or
 organization)

500 ARSENAL STREET,                                              02172
WATERTOWN, MA                                                  (zip code)
(Address of principal
 executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 924-1010

                   INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS

     (I)  GENERAL SCANNING INC. ADOPTS STOCK PURCHASE RIGHTS PLAN

     On April 30, 1997, the Board of Directors of General Scanning Inc., a Massachusetts corporation (the "Company"), declared a dividend distribution of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share (the "Common Shares"), of the Company. The dividend is payable on May 1, 1997 (the "Record Date") to the stockholders of record on that date. Except as described below, each Right, when exercisable, entitles the registered holder to purchase from the Company one ten-thousandth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share (the "Preferred Shares"), of the Company at a price of $70 per one ten-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent").

     Initially, the Rights will be attached to all certificates representing Common Shares then outstanding, and no separate Rights certificates will be distributed. Until the earlier to occur of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person", which does not include the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, an entity holding securities of the Company organized, appointed or established by the Company or any of its subsidiaries for or pursuant to the terms of any such plan, or any beneficial owner holding 20% or more of the Company's Common Shares on the Record Date so long as such beneficial owner does not acquire additional Common Shares representing more than 1% of the total outstanding Common Shares on the Record Date) have acquired beneficial ownership of 20% or more of the outstanding Common Shares (the date of such an announcement being a "Shares Acquisition Date"), or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act"), as modified and used in Sections 13(d) and 14(d) thereof) becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of such outstanding Common Shares (the earliest of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate together with a copy of the Summary of Rights.

     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date, and the separate Rights Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date. The Rights will expire on May 1, 2007 (the "Final Expiration Date"), unless the Rights are earlier redeemed by the Company, as described below.

     The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

     The number of outstanding Rights and the number of one ten-thousandths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

     Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 10,000 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $10,000 per share but will be entitled to an aggregate payment of 10,000 times the payment made per Common Share. Each Preferred Share will have 10,000 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 10,000 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

     Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one ten-thousandth interest in a Preferred Share purchasable upon exercise of each Right is intended to approximate the value of one Common Share.

     In the event that, after the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such, the Company is involved in a merger or other business combination transaction in which the Common Shares are exchanged or changed, or 50% or more of the Company's consolidated assets or earning power are sold (in one transaction or a series of transactions), proper provision will be made so that each holder of a Right, other than an Acquiring Person, will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company (or, in the event there is more than one acquiring company, the acquiring company receiving the greatest portion of the assets or earning power transferred) which at the time of such transaction would have a market value of two times the exercise price of the Right.

     In the event that (i) any person becomes an Acquiring Person, (ii) an Acquiring Person engages in one or more "self-dealing" transactions as set forth in the Rights Agreement, or (iii) during such time as there is an Acquiring Person, there shall be a reclassification of securities or a recapitalization or reorganization of the Company or other transaction or series of transactions involving the Company which has the effect of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its subsidiaries beneficially owned by the Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by any Acquiring Person, will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

     Upon occurrence of any of the events described in the two immediately preceding paragraphs, any Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person shall immediately become null and void.

     At any time after the occurrence of any such event and prior to the acquisition by any person or group of 50% or more of the outstanding Common Shares, the Continuing Directors (as defined below) may exchange the Rights (other than Rights owned by an Acquiring Person and certain related persons which have become void), in whole or in part, at an exchange ratio of one Common Share, or one ten-thousandth of a Preferred Share (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one ten-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

     At any time prior to the earlier of (i) the tenth day after a Shares Acquisition Date, or (ii) the expiration of the Rights, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $.001 per Right (the "Redemption Price"). Under certain circumstances set forth in the Rights Agreement, such a redemption would require the concurrence of the Company's "Continuing Directors", that is, any director who is not an Acquiring Person or an affiliate or associate of an Acquiring Person and who was in office prior to the date of the Rights Agreement or subsequently nominated by a majority of the Continuing Directors. Thereafter, the Rights may only be redeemed by the Continuing Directors in whole, but not in part, at the Redemption Price, (a) under certain circumstances described in the Rights Agreement involving a disposition of Common Shares by the Acquiring Person such that the Acquiring Person's common share ownership is reduced to 10% or less, or (b) if such redemption is incidental to a merger or other business combination transaction or series of transactions involving the Company but not involving an Acquiring Person and satisfying certain other conditions. The redemption of the rights may be made effective at such time on such basis and with such conditions as the Board of Directors or the Continuing Directors, as the case may be, in their sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board (in certain circumstances, with the concurrence of the Continuing Directors) in order to cure any ambiguity, to make changes that do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

     The Rights could have certain anti-takeover effects. The Rights could cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board of Directors, in light of the ability of the Board of Directors to redeem the Rights or amend the Rights Agreement as summarized above.

     The form of Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, which includes as Exhibit B the form of Rights Certificate, is incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.


     (II) GENERAL SCANNING ADOPTS KEY EMPLOYEE RETENTION AGREEMENTS

     On May 1, 1997, the Company's Board of Directors adopted a Key Officer and Manager Retention Program to assist the Company in retaining the commitment of key officers and managers at a time when their services are especially needed but their future is uncertain due to an unsolicited merger or acquisition offer. Pursuant to the program, the Board authorized the Company to enter into Key Employee Retention Agreements ("Retention Agreements") with certain executive officers and managers of the Company approved by the Board's Compensation Committee (initially not to exceed ten key employees). A copy of the form of Retention Agreement is attached as an exhibit hereto. All capitalized terms used in the following description and not otherwise defined herein shall have the meanings assigned to them in the Retention Agreements.

     The Retention Agreements have a term of one year, renewable for successive one-year terms, unless a Change in Control occurs during any such one-year period, in which case the term extends for up to two years after the Change in Control. The Retention Agreements provide the key employees with certain severance payments and benefits in the event that, following a Change in Control, the employee's employment with the Company is terminated other than by the Company for Cause, by reason of death or by the employee following certain specified changes in the terms of employment ("Good Reason"). The severance payments are substantially reduced in the event of a Change in Control approved by the Continuing Directors. A Change in Control consists in any of (i) failure of the Continuing Directors to constitute at least two-thirds of the Board, (ii) the acquisition by certain persons of beneficial ownership of 20% or more of the outstanding voting securities of the Company, (iii) a change in control required to be reported under the Exchange Act, or (iv) adoption of a plan of liquidation of the Company or agreement to sell substantially all of the Company's assets.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

       Exhibit No.:          Description:
       -----------           -----------

             1 Rights Agreement, dated as of May 1, 1997, including Exhibits thereto, between the Company and American Stock Transfer & Trust Company, as
                             Rights Agent. Incorporated by reference from the Company's Registration Statement on Form 8-A dated
                             May 23, 1997, to which it is an exhibit.

             2 The Company's Press Release dated May 1, 1997 relating to adoption of the Company's new Stock
                             Purchase Rights Plan.

             3               Form of Key Employee Retention Agreement.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                             GENERAL SCANNING INC.


                             By:  Charles D. Winston
                                  ------------------
                                  Charles D. Winston
                                  President and Chief Executive Officer



DATED:    May 23, 1997